                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       THE TURKISH INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
               (Names of Registrant as Specified in Its Charters)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                       THE TURKISH INVESTMENT FUND, INC.
           C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Turkish Investment Fund, Inc. (the "Fund") will be held on Monday, June 21, 1999 at 8:30 a.m. (New York time), in Conference Room 3 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

     1. To elect three Class I Directors for a term of three years.

     2. To ratify or reject the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending October 31, 1999.

     3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 15, 1999 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                              STEFANIE V. CHANG
                                              Acting Secretary

Dated:  May 14, 1999

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                       THE TURKISH INVESTMENT FUND, INC.
           C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This statement is furnished by the Board of Directors of The Turkish Investment Fund, Inc. (the "Fund") in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, June 21, 1999 at 8:30 a.m. (New York time), in Conference Room 3 at the principal executive office of Morgan Stanley Dean Witter Investment Management Inc. (hereinafter "MSDW Investment Management" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 14, 1999. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors and FOR ratification of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending October 31, 1999.

     The Board has fixed the close of business on April 15, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 6,663,181 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000, plus out-of-pocket expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1998, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE TURKISH INVESTMENT FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1 AND 2 OF THE NOTICE OF ANNUAL MEETING.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, three Class I Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Peter J. Chase, David
B. Gill and Michael F. Klein as Class I Directors.

     Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Peter J. Chase, David B. Gill and Michael F. Klein. Class II currently consists of John
W. Croghan and Graham E. Jones. Class III currently consists of Barton M. Biggs, John A. Levin and William G. Morton, Jr. Only the Directors in Class I are being considered for election at this Meeting.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently Peter J. Chase, David B. Gill and Graham E. Jones, none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Jones. The Audit Committee met two times during the fiscal year ended October 31, 1998. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

     There were four meetings of the Board of Directors held during the fiscal year ended October 31, 1998. For the fiscal year ended October 31, 1998, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and officers of the Fund is set forth below:

                                                                                 COMMON
                                                                                 STOCK           SHARE
                                                                              BENEFICIALLY     EQUIVALENTS
                                                                               OWNED AS OF     OWNED UNDER
                                     POSITION WITH       PRINCIPAL OCCUPATIONS  MAY 11,       DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH        THE FUND         AND OTHER AFFILIATIONS  1999**        ARRANGEMENTS+   PERCENTAGE
-------------------------------  ---------------------  ----------------------  ------------  -------------   -----------
Barton M. Biggs*............     Director and Chairman   Chairman, Director
 1221 Avenue of the Americas      of the Board since      and Managing Director       100              --           ***
 New York, New York 10020         1995                    of Morgan Stanley Dean
 11/26/32                                                 Witter Investment
                                                          Management Inc. and
                                                          Chairman and Director
                                                          of Morgan Stanley Dean
                                                          Witter Investment
                                                          Management Limited;
                                                          Managing Director of
                                                          Morgan Stanley & Co.
                                                          Incorporated; Member
                                                          of the Yale Development
                                                          Board; Director and
                                                          Chairman of the Board
                                                          of various U.S.
                                                          registered investment
                                                          companies managed by
                                                          Morgan Stanley Dean
                                                          Witter Investment
                                                          Management Inc.

Michael F. Klein*...........     Director and            Principal of Morgan
 1221 Avenue of the Americas      President               Stanley & Co.                --              --          ***
 New York, New York 10020         since 1997              Incorporated and
 12/12/58                                                 Morgan Stanley Dean
                                                          Witter Investment
                                                          Management Inc. and
                                                          previously a Vice
                                                          President thereof;
                                                          Director and President
                                                          of various U.S.
                                                          registered investment
                                                          companies managed
                                                          by Morgan Stanley
                                                          Dean Witter Investment
                                                          Management Inc.;
                                                          Previously practiced
                                                          law with the New York
                                                          law firm of Rogers
                                                          & Wells.

Peter J. Chase..............     Director since 1995     Chairman and Chief           521              --           ***
  1441 Paseo De Peralta                                   Financial Officer,
  Santa Fe, New Mexico 87501                              High Mesa Technologies,
  10/12/32                                                Inc.; Director of
                                                          various U.S.
                                                          registered investment
                                                          companies managed by
                                                          Morgan Stanley Dean
                                                          Witter Investment
                                                          Management Inc.

John W. Croghan.............     Director since 1995     President of Lincoln       1,000         1,936.0           ***
 200 South Wacker Drive                                   Partners, a partnership
 Chicago, Illinois 60606                                  of Lincoln Capital
  6/8/30                                                  Management Company;
                                                          Director of St. Paul
                                                          Bancorp, Inc., Lindsay
                                                          Manufacturing Co. and
                                                          Republic Services;
                                                          Director of various
                                                          U.S. registered
                                                          investment companies
                                                          managed by Morgan
                                                          Stanley Dean Witter
                                                          Investment Management
                                                          Inc.; Previously
                                                          Director of Blockbuster
                                                          Entertainment
                                                          Corporation.

David B. Gill...............     Director since 1995     Director of various          500           616.7           ***
 26210 Ingleton Circle                                    U.S. registered
 Easton, Maryland 21601                                   investment companies
 7/6/26                                                   managed by Morgan
                                                          Stanley Dean Witter
                                                          Investment Management
                                                          Inc.; Director of the
                                                          Mauritius Fund Limited;
                                                          Director of Moneda
                                                          Chile Fund Limited;
                                                          Director of First NIS
                                                          Regional Fund SIAC;
                                                          Director of Commonwealth
                                                          Africa Investment Fund
                                                          Ltd.; Chairman of the
                                                          Advisory Board of
                                                          Advent Latin American
                                                          Private Equity
                                                          Fund; Chairman and
                                                          Director of Norinvest
                                                          Bank; Director of
                                                          Surinvest International
                                                          Limited; Director of
                                                          National Registry
                                                          Company; Director of
                                                          South Asia Regional
                                                          Fund Ltd.; Director
                                                          of Creditanstalt
                                                          Ukraine; Previously
                                                          Director of Capital
                                                          Markets Department
                                                          of the International
                                                          Finance Corporation;
                                                          Trustee, Batterymarch
                                                          Finance Management;
                                                          Chairman and
                                                          Director of Equity
                                                          Fund of Latin America
                                                          S.A.; Director of
                                                          Commonwealth Equity
                                                          Fund Limited; and
                                                          Director of Global
                                                          Securities, Inc.


                                                                                 COMMON
                                                                                 STOCK           SHARE
                                                                              BENEFICIALLY     EQUIVALENTS
                                                                               OWNED AS OF     OWNED UNDER
                                     POSITION WITH       PRINCIPAL OCCUPATIONS  MAY 11,       DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH        THE FUND         AND OTHER AFFILIATIONS  1999**        ARRANGEMENTS+   PERCENTAGE
-------------------------------  ---------------------  ----------------------  ------------  -------------   -----------
Graham E. Jones.............    Director since 1989    Senior Vice President             1,000              --       ***
 330 Garfield Street                                    of BGK Properties;
 Suite 200                                              Trustee of various
 Santa Fe, New Mexico 87501                             investment companies
 1/31/33                                                managed by Weiss,
                                                        Peck & Greer; Trustee
                                                        of various investment
                                                        companies managed by
                                                        Morgan Grenfell Capital
                                                        Management Incorporated;
                                                        Director of various U.S.
                                                        registered investment
                                                        companies managed by
                                                        Morgan Stanley Dean
                                                        Witter Investment
                                                        Management Inc.; Trustee
                                                        of various investment
                                                        companies managed by Sun
                                                        Capital Advisors, Inc.;
                                                        Previously Chief Financial
                                                        Officer of Practice
                                                        Management Systems, Inc.

John A. Levin...............    Director since 1995    Chairman and Chief                9,500         1,658.9       ***
 One Rockefeller Plaza                                  Executive Officer of
 New York, New York 10020                               John A. Levin & Co., Inc.;
 8/20/38                                                Director of various U.S.
                                                        registered investment
                                                        companies managed by Morgan
                                                        Stanley Dean Witter
                                                        Investment Management Inc.;
                                                        Director, President and
                                                        Chief Executive Officer of
                                                        Baker Fentress & Company.

William G. Morton, Jr. .....    Director since 1995    Chairman and Chief Executive        521              --       ***
 100 Franklin Street                                    Officer of Boston Stock
 Boston, Massachusetts 02110                            Exchange; Director of Tandy
 3/13/37                                                Corporation; Director of
                                                        various U.S. registered
                                                        investment companies managed
                                                        by Morgan Stanley Dean
                                                        Witter Investment Management
                                                        Inc.

Harold J. Schaaff, Jr.*.....    Vice President since   Principal of Morgan Stanley &       209              --       ***
 1221 Avenue of the Americas     1992                   Co. Incorporated and Morgan
 New York, New York 10020                               Stanley Dean Witter Investment
 6/10/60                                                Management Inc.; General
                                                        Counsel and Secretary of
                                                        Morgan Stanley Dean Witter
                                                        Investment Management Inc.;
                                                        Officer of various U.S.
                                                        registered investment
                                                        companies managed by Morgan
                                                        Stanley Dean Witter
                                                        Investment Management Inc.

Joseph P. Stadler*..........    Vice President since   Principal of Morgan Stanley &        --              --       ***
 1221 Avenue of the Americas     1994                   Co. Incorporated and Morgan
 New York, New York 10020                               Stanley Dean Witter Investment
 6/7/54                                                 Management Inc.; Officer of
                                                        various U.S. registered
                                                        investment companies managed
                                                        by Morgan Stanley Dean  Witter
                                                        Investment Management Inc.;
                                                        Previously with Price Waterhouse
                                                        LLP.

Stefanie V. Chang*..........    Vice President since   Vice President of Morgan             --              --       ***
 1221 Avenue of the Americas     1997 and Acting        Stanley & Co. Incorporated
 New York, New York 10020        Secretary since 1999   and Morgan Stanley Dean
 11/30/66                                               Witter Investment Management
                                                        Inc.; Officer of various
                                                        U.S. registered investment
                                                        companies managed by Morgan
                                                        Stanley Dean Witter Investment
                                                        Management Inc.; Previously
                                                        practiced law with the New
                                                        York law firm of Rogers
                                                        & Wells.

Joanna Haigney..............    Treasurer since 1997   Vice President and Manager           --              --       ***
 73 Tremont Street                                      of Fund Administration,
 Boston, Massachusetts 02108                            Chase Global Funds Services
 10/10/66                                               Company; Officer of various
                                                        U.S. registered investment
                                                        companies managed by
                                                        Morgan Stanley Dean Witter
                                                        Investment Management Inc.;
                                                        Previously with Coopers &
                                                        Lybrand LLP.

                                                                                 COMMON
                                                                                 STOCK           SHARE
                                                                              BENEFICIALLY     EQUIVALENTS
                                                                               OWNED AS OF     OWNED UNDER
                                     POSITION WITH       PRINCIPAL OCCUPATIONS   MAY 11,       DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH        THE FUND         AND OTHER AFFILIATIONS   1999**        ARRANGEMENTS+   PERCENTAGE
-------------------------------  ---------------------  ----------------------  ------------  -------------   -----------
Belinda Brady...............     Assistant Treasurer     Manager, Fund              --            --             ***
 73 Tremont Street               since 1996              Administration, Chase
 Boston, Massachusetts 02108                             Global Funds Services
 1/23/68                                                 Company; Officer of
                                                         various U.S.
                                                         registered investment
                                                         companies managed by
                                                         Morgan Stanley Dean
                                                         Witter Investment
                                                         Management Inc.;
                                                         Previously with Price
                                                         Waterhouse LLP.
All Directors and Officers as a Group.......................................     13,351         4,211.6         ***
                                                                                 ======         =======         ===

---------------
  * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Klein, Schaaff and Stadler and Ms. Chang are officers of the Manager.
 ** This information has been furnished by each nominee, director and officer. *** Less than 1%.
  + Indicates share equivalents owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSDW Investment Management or its affiliates an annual fee of $4,262, plus out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which consists of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, will receive an additional fee of $524 for serving on such committee.

     Each of the Directors who is not an "affiliated person" of MSDW Investment Management within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSDW Investment Management), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSDW Investment Management or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended October 31, 1998.

                                              PENSION OR                               NUMBER OF
                                              RETIREMENT      TOTAL COMPENSATION        FUNDS IN
                            AGGREGATE      BENEFITS ACCRUED       FROM FUND           FUND COMPLEX
                          COMPENSATION      AS PART OF THE     COMPLEX PAID TO         FOR WHICH
   NAME OF DIRECTORS     FROM FUND(2)(3)   FUND'S EXPENSES     DIRECTORS(2)(4)     DIRECTOR SERVES(5)
   -----------------     ---------------   ----------------   ------------------   ------------------
Barton M. Biggs(1).....      $    0              None              $     0                 16
Michael F. Klein(1)....           0              None                    0                 16
Peter J. Chase.........       4,787              None               75,753                 12
John W. Croghan........       4,262              None               64,997                 12
David B. Gill..........       4,787              None               75,753                 12
Graham E. Jones........       4,787              None               75,753                 12
John A. Levin..........       4,262              None               72,097                 13
William G. Morton,
  Jr...................       4,262              None               64,997                 12

---------------
(1) "Interested person" of the Fund within the meaning of the 1940 Act.
(2) The amounts reflected in this table include amounts payable by the Fund Complex for services rendered during the fiscal year ended October 31, 1998, regardless of whether such amounts were actually received by the Directors during such fiscal year.
(3) Of the amounts shown in this column, Mr. Croghan and Mr. Levin deferred all of their aggregate compensation pursuant to the Fee Arrangement described above. Payments under the Fee Arrangement to a Director will be based on the number of share equivalents a Director holds. For the number of share equivalents held by each Director, please refer to the table on pgs. 3-5 of this proxy statement.
(4) Of the amounts shown in this column, Mr. Croghan, Mr. Gill and Mr. Levin deferred all or a portion of their total compensation pursuant to the Fee Arrangement described above.
(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended October 31, 1998.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Manager assumes responsibility for filing such reports for the Fund's officers and directors and believes that all required reports under Section 16(a) have been filed on a timely basis for the Fund's officers and directors.

     The election of Messrs. Chase, Gill and Klein requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, has selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending October 31, 1999. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for ratification of PricewaterhouseCoopers LLP's appointment. PricewaterhouseCoopers LLP acts as the independent accountants for certain of the other investment companies advised by MSDW Investment Management. Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Fund's management, the following persons owned beneficially more than 5% of the Fund's outstanding shares at April 15, 1999:

              NAME AND ADDRESS OF                    AMOUNT AND NATURE OF
                BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP       PERCENT OF CLASS
              -------------------                    --------------------       ----------------
Newgate LLP,
  George Foot and Sonia Rosenbaum...............  755,160 shares with sole           10.72%
  80 Field Point Road                             voting power and sole
  Greenwich, Connecticut 06830                    dispositive power(1)

United Nations Joint Staff
  Pension Fund..................................  650,000 shares with shared          9.23%
  United Nations, New York 10017                  voting power and shared
                                                  dispositive power(2)

Fiduciary Trust Company International...........  650,000 shares with shared          9.23%
  Two World Trade Center                          voting power and shared
  New York, New York 10017                        dispositive power(3)

The State Teachers Retirement Board of
  Ohio..........................................  852,200 shares with sole           12.17%
  275 East Broad Street                           voting power and sole
  Columbus, Ohio 43215                            dispositive power(4)

Kuwait Investment Authority.....................  900,000 shares with sole           12.77%
  P.O. Box 38346                                  voting power and sole
  Dahieh Abdullah Al Salem                        dispositive power(5)
  Kuwait City, Kuwait 72254

---------------
(1) Based on a Schedule 13G/A filed with the Commission on April 6, 1998.

(2) Based on a Schedule 13G/A filed with the Commission on February 3, 1997.

(3) Based on a Schedule 13G/A filed with the Commission on February 3, 1997.

(4) Based on a Schedule 13G filed with the Commission on February 5, 1999

(5) Based on a Schedule 13G filed with the Commission on November 2, 1992.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 2000 must be received by the Fund on or before January 15, 2000, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. Any stockholder who desires to bring a proposal at the Fund's Annual Meeting of Stockholders in 2000, without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of the Fund not before March 23, 2000 and not later than April 22, 2000, in the manner and form required by the Fund's By-Laws.

                                              STEFANIE V. CHANG
                                              Acting Secretary

Dated:  May 14, 1999

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     PROXY

                       THE TURKISH INVESTMENT FUND, INC.

           C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby constitutes and appoints MICHAEL F. KLEIN, HAROLD J. SCHAAFF, JR. and STEFANIE V. CHANG, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 15, 1999 at the Annual Meeting of Stockholders to be held on June 21, 1999, and at any adjournment thereof.

   The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May 14, 1999.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

  [X] PLEASE MARK YOUR VOTES AS IN THIS SAMPLE.

1. Election of the following nominees as Class I Directors:

  [ ] FOR   [ ] WITHHELD   Peter J. Chase, David   B. Gill and Michael F. Klein

  [ ] For all nominees except as noted below

--------------------------------------------

2. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.


   THIS PROXY IF PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE CLASS I NOMINEES AND IN FAVOR OF PROPOSAL NO. 2.

   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.


SIGNATURE --------------------------------------------

Date: ---------------------, 1999


When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]